Schedule of Investments (unaudited)
December 31, 2025
 Templeton International Insights ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 95.4%
Communication Services — 3.2%
Diversified Telecommunication Services — 1.5%
Deutsche Telekom AG	2,439	$79,232
Entertainment — 1.7%
Universal Music Group NV	3,356	87,618

Total Communication Services		166,850
Consumer Discretionary — 10.3%
Automobiles — 3.8%
BYD Co. Ltd., Class H Shares	6,800	83,302
Toyota Motor Corp.	5,200	111,335
Total Automobiles		194,637
Broadline Retail — 2.7%
Alibaba Group Holding Ltd.	7,600	139,433
Specialty Retail — 1.4%
JD Sports Fashion PLC	65,734	74,676
Textiles, Apparel & Luxury Goods — 2.4%
LVMH Moet Hennessy Louis Vuitton SE	163	123,476

Total Consumer Discretionary		532,222
Consumer Staples — 4.4%
Beverages — 2.1%
Heineken NV	1,322	108,280
Food Products — 0.1%
Magnum Ice Cream Co. NV	381	6,034 *
Personal Care Products — 2.2%
Unilever PLC	1,693	110,659

Total Consumer Staples		224,973
Energy — 7.5%
Oil, Gas & Consumable Fuels — 7.5%
BP PLC	28,686	166,992
Galp Energia SGPS SA	4,623	79,434
Shell PLC	3,830	141,152

Total Energy		387,578
Financials — 24.4%
Banks — 14.5%
HDFC Bank Ltd., ADR	3,545	129,534
ING Groep NV	5,084	143,361
Japan Post Bank Co. Ltd.	7,200	101,469
Mizuho Financial Group Inc.	2,900	105,458
Royal Bank of Canada	876	149,535
Standard Chartered PLC	5,009	122,755
Total Banks		752,112
Capital Markets — 5.2%
Euronext NV	914	137,401 (a)
UBS Group AG, Registered Shares	2,824	130,780
Total Capital Markets		268,181
Insurance — 4.7%
AIA Group Ltd.	11,800	121,131
See Notes to Schedule of Investments.

Templeton International Insights ETF 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
December 31, 2025
 Templeton International Insights ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value

Insurance — continued
Manulife Financial Corp.	3,384	$123,041
Total Insurance		244,172

Total Financials		1,264,465
Health Care — 10.7%
Health Care Providers & Services — 1.1%
Fresenius Medical Care AG	1,238	59,264
Life Sciences Tools & Services — 1.7%
ICON PLC	476	86,736 *
Pharmaceuticals — 7.9%
AstraZeneca PLC	1,170	217,014
Novo Nordisk A/S, Class B Shares	1,477	75,539
Sanofi SA	1,183	114,929
Total Pharmaceuticals		407,482

Total Health Care		553,482
Industrials — 12.3%
Commercial Services & Supplies — 1.6%
Securitas AB, Class B Shares	5,320	84,946
Construction & Engineering — 2.2%
Vinci SA	801	112,935
Electrical Equipment — 4.4%
Mitsubishi Electric Corp.	5,900	172,583
Siemens Energy AG	373	52,744 *
Total Electrical Equipment		225,327
Machinery — 4.1%
Daimler Truck Holding AG	1,720	75,388
Ebara Corp.	5,900	138,669
Total Machinery		214,057

Total Industrials		637,265
Information Technology — 11.8%
Semiconductors & Semiconductor Equipment — 7.3%
ASM International NV	121	73,555
Infineon Technologies AG	2,047	90,707
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	696	211,508
Total Semiconductors & Semiconductor Equipment		375,770
Software — 1.3%
SAP SE	281	68,760
Technology Hardware, Storage & Peripherals — 3.2%
Samsung Electronics Co. Ltd., GDR	80	166,464

Total Information Technology		610,994
Materials — 5.6%
Chemicals — 2.0%
Akzo Nobel NV	1,531	106,447
Containers & Packaging — 1.6%
Smurfit WestRock PLC	2,098	81,017
Metals & Mining — 2.0%
Norsk Hydro ASA	13,330	103,343

Total Materials		290,807
See Notes to Schedule of Investments.

Templeton International Insights ETF 2025 Quarterly Report

 Templeton International Insights ETF
(Percentages shown based on Fund net assets)
Security		Shares	Value

Utilities — 5.2%
Electric Utilities — 3.2%
SSE PLC		5,591	$163,864
Multi-Utilities — 2.0%
Veolia Environnement SA		2,949	102,934

Total Utilities			266,798
Total Investments before Short-Term Investments (Cost — $4,736,745)			4,935,434
	Rate
Short-Term Investments — 4.6%
Franklin Institutional U.S. Government Money Market Fund, Class A Shares (Cost — $238,449)	3.620%	238,449	238,449 (b)(c)(d)
Total Investments — 100.0% (Cost — $4,975,194)			5,173,883
Other Assets in Excess of Liabilities — 0.0%††			744
Total Net Assets — 100.0%			$5,174,627

††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Rate shown is one-day yield as of the end of the reporting period.
(c)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2025, the total market value of investments in Affiliated Companies was $238,449 and the cost was $238,449 (Note 2).

(d)	Prior to September 23, 2025, known as Institutional Fiduciary Trust — Money Market Portfolio.

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
GDR	—	Global Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule.
See Notes to Schedule of Investments.

Templeton International Insights ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Templeton International Insights ETF (the “Fund”) is a separate non-diversified investment series of Franklin Templeton ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on October 21, 2025.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund seeks long-term capital growth.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not

Templeton International Insights ETF 2025 Quarterly Report

limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$4,935,434	—	—	$4,935,434
Short-Term Investments†	238,449	—	—	238,449
Total Investments	$5,173,883	—	—	$5,173,883

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended December 31, 2025. The following transactions were effected in such company for the period ended December 31, 2025.

	Affiliate Value at October 21, 2025 (inception date)	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Franklin Institutional U.S. Government Money Market Fund, Class A Shares(a)	—	$514,651	514,651	$276,202	276,202

Templeton International Insights ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2025
Franklin Institutional U.S. Government Money Market Fund, Class A Shares(a)	—	$1,852	—	$238,449

(a)	Prior to September 23, 2025, known as Institutional Fiduciary Trust — Money Market Portfolio.

Templeton International Insights ETF 2025 Quarterly Report